Finance income and expense	12 Months Ended
Dec. 31, 2019
Finance income and expense
Finance income and expense

5. Finance income and expense

	Year ended December 31,
	2019	2018	2017
	$'m	$'m	$'m
Senior secured and senior notes	367	421	431
Other interest expense	40	22	5
Term loan	—	—	5
Interest expense	407	443	441
Net pension interest cost (Note 21)	18	16	18
Foreign currency translation losses	27	8	21
Loss/(gain) on derivative financial instruments	9	(10)	27
Other finance income	(5)	—	(1)
Finance expense before exceptional items	456	457	506
Exceptional finance expense (Note 4)	203	22	132
Net finance expense from continuing operations	659	479	638
Net finance expense from discontinued operation	4	6	11
Net finance expense	663	485	649

During the year ended December 31, 2019, the continuing operations of the Group recognized $19 million related to lease liabilities within other interest expense and interest paid in cash used in operating activities.